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                                                                    EXHIBIT 10.4
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Advanta Revolving Home
Equity Loan Trust 1999-A
c/o Bankers Trust Company
     of California, N.A.
     Three Park Plaza
     16th Floor
     Irvine, California  92714

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004

         Re: Sale and Servicing Agreement dated as of May 1, 1999 (the "Agreement") among Advanta as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer ("USA"), Advanta Revolving Home Equity Loan Trust 1999-A (the "Trust"), Advanta Holding Trust 1999-A ("Holding") and Bankers Trust Company of California, N.A. as Indenture Trustee (the "Indenture Trustee")

Ladies and Gentlemen:

         Pursuant to the Agreement, USA in its capacity as Master Servicer, has undertaken certain financial obligations with respect to its servicing of the Mortgage Loans, including, but not limited to, the making of Servicing Advances. In addition, the Sponsor has, in the Agreement undertaken certain financial obligations, including, but not limited to, the payment of the Loan Reacquisition Price relating to the repurchase of non-qualifying Mortgage Loans, the payment of Substitution Amounts in connection with the substitution of Qualified Replacement Mortgage Loans and the payment of certain expenses of the Trust. Any financial obligations of USA or the Sponsor under the Agreement, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations"; provided, however, that "Joint and Several Obligations" shall mean only the financial obligations of USA and the Sponsor under the Agreement (including the payment of money damages for a breach of any of USA's or the Sponsor's obligations under the Agreement, whether financial or otherwise) but shall not include any obligations not relating to the payment of money (e.g., the obligation to service the Mortgage Loans).

         The Insurer has required the undersigned, Advanta Mortgage Holding Company ("AMHC"), the parent corporation of USA and the indirect corporate parent of the Sponsor, to acknowledge its joint-and-several liability with USA and the Sponsor for the payment of the Joint and Several Obligations under the Agreement.
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         Now, therefore, the Trust, the Insurer and AMHC do hereby agree that:

         (i) AMHC hereby agrees to be absolutely and unconditionally jointly and severally liable with USA and the Sponsor to the Trust and the Insurer for the payment of the Joint and Several Obligations under the Agreement.

         (ii) AMHC may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Trust and the Insurer by USA, the Sponsor, or another affiliate of AMHC.

         This letter and the respective obligations and rights hereunder and thereunder shall not be delegated or assigned by you without the prior written consent of the Insurer. This letter may not be amended or otherwise modified except pursuant to a writing signed by each of the parties hereto. This letter may be executed by the signatories hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same letter.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE UNDERSIGNED PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF OR IN CONNECTION WITH, THIS LETTER, AND ANY OTHER COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THE UNDERSIGNED PARTIES IN CONNECTION HEREWITH OR THEREWITH.
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         Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Agreement.

                                            Very truly yours,

                                            ADVANTA MORTGAGE HOLDING COMPANY

                                            By:  /s/ Michael Coco
                                               ---------------------------------
                                                 Authorized Signatory

ACKNOWLEDGED AND AGREED:

ADVANTA REVOLVING HOME EQUITY
LOAN TRUST 1999-A

By:  WILMINGTON TRUST COMPANY
     as Owner Trustee


By:   /s/ Donald G. MacKelcan
   ----------------------------------
      Authorized Signatory

ACKNOWLEDGED:


AMBAC ASSURANCE CORPORATION





By:  /s/ Warren K. Tong
   ----------------------------------
       Authorized Signatory


Dated:  May 27, 1999